SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

                           Check the appropriate box:
                      Preliminary Information Statement /X/
                  Confidential, for Use of the Commission Only
                       (as permitted by Rule 14c-5(d)(2))
                        Definitive Information Statement

                                 POP N GO, INC.
                (Name of Registrant as Specified in its Charter)

               Payment of Filing Fee (check the appropriate box):

                              /X/  No fee required

       Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11


1)      Title of each class of securities to which transaction applies:


2)      Aggregate number of securities to which transaction applies:


3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


4)      Proposed maximum aggregate value of transaction:


5)      Total fee paid:

        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:
        2)      Form, Schedule or Registration Statement No.:
        3)      Filing Party: POP N GO, INC.
        4)      Date Filed: July 3, 2003


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM 1: INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

        (a)     Date, Time and Place of Meeting:

        Action by Written Consent of Shareholders on or about July 25, 2003, at the Company's headquarters.

                Principal Executive Office of the Registrant:

                12429 East Putnam Street Whittier, California 90602

                Telephone: (562) 945-9351

        (b) Approximate date on which the Written Consent will be given to security holders:

           On or about July 23, 2003

2.      REVOCABILITY OF PROXY

        Not Applicable.

3.      DISSENTERS RIGHT OF APPRAISAL

        Not Applicable.

4.      PERSONS MAKING THE SOLICITATION

        Not Applicable.

5.      INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Not Applicable

6.      VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company reported in its Form 10QSB Quarterly Report dated March 31, 2003, that it had approximately 85,069,894 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders. On July 1, 2003, the Company had 88,369,894 shares of Common Stock outstanding, each of which was entitled to one vote on all matters to come before the stockholders.

The Company will solicit a written consent of shareholders from the up to 175 larger shareholders of the Company who in the aggregate hold more than 50% of the Company's outstanding Common Stock, seeking their approval to amend the Company's Articles of Incorporation to increase authorized Capital Stock from 100,000,000 shares to 200,000,000 shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No person is known to own beneficially, as of July 1, 2003, five percent or more of the issued and outstanding shares of our Company.

The following table sets forth the amount and nature of beneficial ownership of each of the Executive Officers and Directors of our Company. The information below is based on 88,369,894 shares issued and outstanding as of July 1, 2003.

SECURITY OWNERSHIP OF MANAGEMENT

            Name and                    Amount and
            Address of                  Nature of
Title of    Beneficial                  Beneficial      Percent
Class       Owner                       Owner           of Class
----------------------------------------------------------------

Common      Mel Wyman*                  2,806,750          3%
            President, Secretary
            And Director
            12429 East Putnam Street
            Whittier, CA 90602

_________________
Officers & Directors as a Group         2,806,750          3%

*Held through his wholly-owned corporation, Calblue Inc.

7.      DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

8.      COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Not Applicable.

9.      INDEPENDENT PUBLIC ACCOUNTANTS

Not Applicable.

10.     COMPENSATION PLANS

Not Applicable.

11.     AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

(a) An additional 100,000,000 shares of Common Stock are to be authorized for future issuance, pursuant to an Amendment to the Company's Articles of Incorporation.

(b) The new shares of Common Stock, upon ultimate issuance, will have voting rights and other rights, identical with the existing shares of Common Stock outstanding.

12.     MODIFICATION OR EXCHANGE OF SECURITIES

Not Applicable

13.     FINANCIAL AND OTHER INFORMATION

Registrant incorporates herein by reference, Registrants Form 10QSB filed with the Securities and Exchange Commission on May 21, 2003.

14.     MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Not Applicable

15.     ACQUISITION OR DISPOSITION OF PROPERTY

Not Applicable

16.     RESTATEMENT OF ACCOUNTS

Not Applicable

17.     ACTION WITH RESPECT TO REPORTS

Not Applicable

18.     MATTERS NOT REQUIRED TO BE SUBMITTED

Not Applicable

19.     AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

The Company has a continuing need to raise additional capital for operations by the private sale of its common stock. However, the Company's Articles of Incorporation provide for only 100,000,000 Shares of authorized Capital Stock, while the Company had outstanding at July 1, 2003, a total of 88,369,894 Shares of its Common Stock. As a result we proposed to amend our Articles of Incorporation to increase authorized Capital Stock to 200,000,000.

20.     OTHER PROPOSED ACTION

        Not Applicable

21.     VOTING PROCEDURES

Management plans to contact Shareholders who in the aggregate hold more than 50% of the Company's outstanding stock, and solicit the Written Consent from such Shareholders to amend the Articles of Incorporation to increase authorized Capital Stock from 100,000,000 shares to 200,000,000 shares.

ITEM 2.  STATEMENT THAT PROXIES ARE NOT SOLICITED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED NOT TO SEND US A PROXY.

ITEM 3.  INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON.

(a) No substantial interest, direct or indirect, by security holdings, or otherwise, is held by anyone, with respect to the matters to be acted upon.

(b) No director of the Company is opposed to the proposed amendment of Articles to increase authorized capital.


ITEM 4.  PROPOSALS BY SECURITY HOLDERS

Not Applicable.

ITEM 5.  DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If one annual report or information statement is being delivered to two or more security holders who share an address, furnish the following information in accordance with Sec.240.14a-3(e)(1):

(a) Only one annual report or information statement, as applicable, is being delivered to multiple security holders sharing an address, unless the Company has received contrary instructions from one or more of the security holders;

(b) The Company undertakes to deliver promptly upon written or oral request a separate copy of this Schedule C Information Statement, to a security holder at a shared address to which a single copy of the documents was delivered. A security holder may notify the Company that the security holder wishes to receive a separate copy of this Schedule A Information Statement by calling telephone (562) 945-9351, or sending a written request to the Company at 12429 East Putnam Street, Whittier, California 90602, Attention:
Mel Wyman, Chief Executive Officer.

(c) The above phone number and mailing address can be used by a security holder to notify the Company that the security holder wishes to receive a separate annual report or proxy statement, as applicable, in the future;

(d) Security holders sharing an address can request delivery of a single copy of annual reports or information statements if they are receiving multiple copies of annual reports or information statements, by notification to the above telephone or address.

Approved

/s/ Mel Wyman
--------------

Mel Wyman,
President


Date: July 02, 2003